Stadion Tactical Income Fund
Class A Shares (TACFX), CUSIP 85235B848	Summary Prospectus — December 30, 2012
Before you invest, you may want to review the Tactical Income Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Tactical Income Fund’s Prospectus, SAI and other information about the Fund online at http://www.gofilepoint.com/stadion. You can also get this information at no cost by calling (866) 383-7636 or by sending an email request to fundinfo@ultimusllc.com. The current Prospectus and SAI, dated December 30, 2012, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The investment objective of the Stadion Tactical Income Fund (the “Fund”) is to seek total return comprised of income and capital appreciation, while maintaining a secondary emphasis on capital preservation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Class A shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial professional and in the Prospectus in the “Class A Shares” section beginning on page 22 and in the SAI in the “Additional Purchase and Redemption Information” section beginning on page 30.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load)	6.75%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the amount redeemed)	1.00%(1)
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses (2)	0.82%
Acquired Fund Fees and Expenses (2)	0.23%
Total Annual Fund Operating Expenses	1.95%
Management Fee Waivers and Expense Reimbursements (3)	0.32%
Total Annual Fund Operating Expenses After Management Fee Waivers and Expense Reimbursements (3)	1.63%

(1)
In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within 18 months of purchase.

(2)	Based on estimated amounts for the current fiscal year.

(3)
Stadion Money Management, LLC (the “Advisor”) has entered into an Expense Limitation Agreement with the Fund under which it has contractually agreed to waive Management Fees and to assume other expenses of the Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, Acquired Fund Fees and Expenses and payments, if any, under a Rule 12b-1 Distribution Plan) to not more than 1.15% of the average daily net assets of Class A shares. The Expense Limitation Agreement is currently in effect until January 1, 2014. The Expense Limitation Agreement may be terminated by the Trust or the Advisor at the end of its then-current term upon not less than 90 days’ notice.

Example

This Example is intended to help you compare the cost of investing in Class A shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except the contractual arrangement to waive Management Fees and reimburse expenses remains in effect only until January 1, 2014. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$ 731	$ 1,123

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its investment objective, the Fund invests primarily in an allocation of fixed income Indexed Investments of varying maturities and credit qualities. Indexed Investments include exchange-traded funds or ETFs (funds traded on securities exchanges that generally hold a portfolio of securities designed to correspond with the performance of a securities index or sector of an index), groups of securities related by index or sector made available through certain brokers at a discount brokerage rate (such as baskets of bonds or other index- or sector- based groups of related securities) and index-based mutual funds or other investment companies (collectively, “Indexed Investments”).

In allocating the Fund’s assets, the Advisor utilizes a proprietary, technically driven tactical asset allocation model that seeks to evaluate underlying trends and current risk levels among a broad array of fixed income sectors based on a number of technical indicators examined by the Advisor. The technical indicators examined by the Advisor are primarily focused on trend analysis, such as analysis of price trends (e.g., determining risk based on movements of market prices up or down), breadth trends (e.g., analyzing the ratio of the number of advancing securities to declining securities) and relative strength (i.e., comparing risk profiles of investment alternatives among various asset sectors). Trend analysis will also measure interest rate moves along the U.S. Treasury yield curve and yield spreads relative to U.S. Treasury securities for non-Treasury exposure (i.e., mortgages, investment grade corporate fixed income). For example, the Advisor will use the model to make a technical determination of the risk that different sectors of the fixed income market will decline. This analysis is designed to manage interest rate exposure by seeking opportunities from various components of the fixed-income market.

The Advisor may reduce or limit investments in certain assets, asset classes or strategies in order to achieve the desired composition of the Fund’s portfolio. Under normal market conditions, the Fund’s assets will be allocated using the strategies described below:

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The Fund will invest approximately 50%-70% of its assets in Indexed Investments with portfolios comprised of fixed income securities that possess risk and maturity characteristics similar to the securities comprising the Barclays U.S. Aggregate Bond Index (the “Barclays Index”). The Fund may also invest directly in such securities. In selecting securities, the Advisor evaluates trends and risk levels for different asset sectors of the Barclays Index and, using a sector-rotation type strategy, generally increases allocations to those asset sectors with less risk and/or greater potential for future returns and reduces allocations to those asset sectors that have become or are becoming risky and/or show less potential for future returns.
The Barclays Index is a broad-based unmanaged index of U.S. Treasury and government securities, investment-grade corporate and mortgage-related fixed income securities.

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The Fund will invest approximately 20%-40% of its assets in Indexed Investments with portfolios comprised of either high yield, non-investment grade fixed income securities (commonly known as “junk bonds”) or U.S. Treasury securities, based upon the Advisor’s evaluation of the risk levels for different markets and market sectors. In general, the Advisor increases allocations to the high yield fixed income market when the Advisor’s models and analysis indicate that high yield securities are less risky and/or show greater potential for growth and appreciation, and reduces allocations to the high yield market in favor of U.S. Treasury securities when the Advisor’s models and analysis indicate that the high yield markets have become or are becoming more risky and/or show less potential for growth and appreciation.

Investment grade fixed income securities are rated in one of the four highest rating categories by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”), or unrated securities that are determined to be of comparable quality by the Advisor. Non-investment grade fixed-income securities are securities rated below the four highest rating categories by Moody’s, S&P or Fitch, or unrated securities that are determined to be of comparable quality by the Advisor. U.S. Treasury securities include U.S. Treasury bonds, notes and bills, Treasury inflation-protected securities and U.S. Treasury STRIPS.

The Advisor monitors the duration of the Fund’s portfolio securities and may use derivative instruments or Indexed Investments with portfolios comprised of derivative instruments to seek to mitigate the Fund’s exposure to interest rate risk. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the greater its sensitivity to changes in interest rates. Derivative instruments in which the Fund may invest include options, forwards, futures contracts, swap agreements and instruments that are inversely related to a specific benchmark or index. Generally, the Fund intends to invest in a range from zero to 20% of its portfolio in derivative instruments or Indexed Investments with portfolios comprised of derivative instruments, but may invest up to 50% for temporary defensive purposes.

When market conditions favor wider diversification or further mitigation of the Fund’s exposure to interest rate risk, the Fund may invest in other types of securities or Indexed Investments with portfolios comprised of other securities, such as inflation-protected securities, foreign government debt, debt securities of foreign issuers (including emerging market countries and debt securities denominated in foreign currencies) and forward foreign currency contracts. The Fund also has the flexibility to invest in securities outside of the fixed income market, such as common stocks and preferred stocks or Indexed Investments with portfolios comprised of common or preferred stocks.

As a result of its trading strategies, the Fund expects to engage in frequent portfolio transactions that will likely result in higher portfolio turnover than other mutual funds. Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year. A higher portfolio turnover rate indicates a greater number of changes, and a lower portfolio turnover rate indicates a smaller number of changes. Under normal circumstances, the anticipated portfolio turnover rate for the Fund is expected to be significantly greater than 100%.

The Fund is a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds, such as the Fund, whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds.

PRINCIPAL RISKS

An investment in the Fund is subject to investment risks; therefore you may lose money by investing in the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective. The Fund is best suited for long-term investors. Generally, the Fund will be subject to the following risks:

Market Risk: Market risk refers to the risk that the value of securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Advisor’s control, including fluctuation in interest rates, the quality of the Fund’s investments, economic conditions, and general fixed-income market conditions.

Fixed Income Risk: There are risks associated with the potential investment of the Fund’s assets in fixed income investments, which include credit risk, interest rate risk, and maturity risk among others. These risks could affect the value of investments of the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. Additional information about fixed income risks can be found in the Fund’s SAI.

•
Credit Risk. The value of the Fund’s fixed income investments is dependent on the creditworthiness of the issuer. A deterioration in the financial condition of an issuer or a deterioration in general economic conditions could cause an issuer to fail to pay principal and interest when due.

•
Junk Bonds or High Yield Securities Risk. High yield securities and unrated securities of similar credit quality are considered to be speculative with respect to the issuer’s continuing ability to make principal and interest payments and are generally subject to greater levels of credit quality risk than investment grade securities. High yield securities are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These fixed income securities are considered below “investment-grade.” The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated fixed income securities, and adverse conditions could make it difficult at times to sell these securities or could result in lower prices than higher-rated fixed income securities. These risks can reduce the value of the Fund’s shares and the income it earns.

•
Interest Rate Risk. The value of the Fund’s fixed income investments will generally vary inversely with the direction of prevailing interest rates. Generally when interest rates rise, the value of the Fund’s fixed income investments can be expected to decline. Mortgage-related securities may be particularly sensitive to changes in interest rates.

•
Maturity Risk. The value of the Fund’s fixed income investments is also dependent on their maturity. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates.

•
Liquidity Risk. Liquidity risk is the risk that a fixed income security may be difficult to sell at an advantageous time or price due to limited market demand (resulting from a downgrade, a decline in price, or adverse conditions within the fixed income market).

•
U.S. Government Securities Risk. Government securities held by the Fund may not be backed by the “full faith and credit” of the U.S. Government and may be supported only by the credit of the issuer. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government securities held by the Fund or to the Fund’s shares.

•
Mortgage-Related Securities Risk. Mortgage-related and other asset backed securities may be particularly sensitive to changes in prevailing interest rates and early repayment on such securities may expose the Fund to a lower rate of return upon reinvestment of principal.

Management Style Risk: The share price of the Fund changes daily based on the performance of the securities in which it invests. The Fund’s ability to meet its investment objective is directly related to the ability of the Advisor’s allocation model to accurately measure market risk and appropriately react to current and developing market trends. There is no guarantee that the Advisor’s judgments about the attractiveness, value, and potential appreciation of particular investments in which the Fund invests will be correct or produce the desired results. If the Advisor fails to accurately evaluate market risk or appropriately react to current and developing market conditions, the Fund’s share price may be adversely affected.

Risks Related to “Fund of Funds” Structure: Under the Investment Company Act of 1940, the Fund may not acquire shares of an ETF or other investment company if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding shares unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the Securities and Exchange Commission that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. Accordingly, the 3% limitation may prevent the Fund from allocating its investments in the manner the Advisor considers optimal, or cause the Advisor to select an investment other than that which the Advisor considers optimal.

Since the Fund is a “fund of funds,” your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs or other investment companies. By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. Furthermore, the use of the fund of funds structure could affect the timing, amount, and character of a fund’s distributions and therefore may increase the amount of your tax liability.

Risks Related to ETF NAV and Market Price: The market value of an ETF’s shares may differ from its net asset value (“NAV”). This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the ETF’s underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Fund’s NAV is reduced for undervalued ETFs it holds, and that the Fund receives less than NAV when selling an ETF).

Tracking Risk: Investment in the Fund should be made with the understanding that the Indexed Investments in which the Fund invests may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the Indexed Investments in which the Fund invests may incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the Indexed Investments may, from time to time, temporarily be unavailable, which may further impede the Indexed Investments’ ability to track their applicable indices or match their performance.

Because the Fund’s portfolio may have significant exposure to certain types of securities and instruments that are not represented in a similar manner or in similar weightings as that of the Barclay’s Index, there is a significantly greater risk that the Fund may substantially underperform the Barclay’s Index and the Fund’s performance may be significantly more volatile than the Barclay’s Index. Potential investors should only consider investing in the Fund if they understand and are willing to accept the heightened risks and volatility associated with the Advisor’s investment approach.

Risks Related to Portfolio Turnover: As a result of its trading strategies, the Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Fund expenses. High rates of portfolio turnover may lower the performance of the Fund due to these increased costs and may also result in the realization of short-term capital gains. If the Fund realizes capital gains when portfolio investments are sold, the Fund must generally distribute those gains to shareholders, increasing the Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains that are taxed to shareholders at ordinary income tax rates.

Derivatives Risk: Derivative instruments involve risks different from direct investments in the underlying securities, including: imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in losses of all or in excess of any gain in the portfolio positions; and risks that the transactions may not be liquid. The use of these instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the Advisor uses a derivative instrument at the wrong time or judges market conditions incorrectly, or if the derivative instrument does not perform as expected, these strategies may significantly reduce the Fund’s return. The Fund could also experience losses if it is unable to close out a position because the market for an instrument or position is or becomes illiquid.

Foreign Securities Risk: Investing in securities issued by companies whose principal business activities are outside the United States, or investing in Indexed Investments focusing on such companies, may involve significant risks not present in domestic investments. There is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Fund from foreign markets, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional information about foreign securities risk can be found in the Fund’s SAI.

Currency Risk: Investments in foreign markets involve currency risk, which is the risk that the values of the Indexed Investments and other assets denominated in foreign currencies will decrease due to adverse changes in the value of the U.S. dollar relative to the value of foreign currencies. The Fund may, but is not required to, hedge against currency risk through the use of forward foreign currency contracts, which are obligations to purchase or sell a specified currency at a future date at a price established at the time of the contract. Forward foreign currency contracts involve the risk of loss due to the imposition of exchange controls by a foreign government, the delivery failure or default by the other party to the transaction or the inability of the Fund to close out a position if the trading market becomes illiquid. There can be no assurance that any currency hedging transactions will be successful, and the Fund may suffer losses from these transactions.

Emerging Markets Risk: Investments in emerging markets, which include Africa, Asia, the Middle East and Central and South America, are subject to the risk of abrupt and severe price declines. The economic and political structures of developing countries, in most cases, do not compare favorably with the U.S. and other developed countries in terms of wealth and stability, and financial markets in developing countries are not as liquid as markets in developed countries. The economies in emerging market countries are less developed and can be overly reliant on particular industries and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist measures. Certain countries may have legacies or periodic episodes of hyperinflation and currency devaluations or instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Significant risks of war and terrorism currently affect some emerging market countries.

Equity Securities Risk: The value of equity securities may decline due to general market conditions which are not specifically related to a particular company and are generally beyond the Advisor’s control, including fluctuations in interest rates, the quality of the Fund’s investments, economic conditions, corporate earnings, adverse investor sentiment and general equity market conditions. In a declining stock market, stock prices for all companies (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects.

PERFORMANCE SUMMARY

The Fund is new and therefore does not have a performance history for a full calendar year to report. After the Fund has returns for a full calendar year, this Prospectus will be updated to provide performance information which will give some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. Updated performance information, current through the most recent month end, is available on the Fund’s website at www.stadionfunds.com or by calling 1-866-383-7636.

MANAGEMENT OF THE FUND

Stadion Money Management, LLC is the Fund’s investment adviser.

The Advisor employs a team of investment professionals to manage the Fund’s investments. The portfolio management team is responsible for the day-to-day operations of the Fund and has been managing the Fund since its inception. Its members are:

Name	Title with the Advisor	Length of Service to the Fund
Judson P. Doherty, CFA	President	Since December 30, 2012
Gregory L. Morris	Portfolio Manager	Since December 30, 2012
Brad A. Thompson, CFA	Chief Investment Officer	Since December 30, 2012
Clayton Fresk, CFA	Portfolio Management Analyst	Since December 30, 2012

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment
$1,000

Minimum Subsequent Investment
$250

General Information
You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request, by telephone or through your financial intermediary.

TAX INFORMATION

The Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.